UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2010

RadNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19019	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue
Los Angeles, California  90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On April 29, 2010, we issued a press release announcing financial guidance for the fiscal year ending December 31, 2010.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The press release includes non-GAAP financial measures.

Adjusted EBITDA and free cash flow are non-GAAP financial measures used as analytical indicators by our management and the healthcare industry to assess business performance, and is measures of our leverage capacity and ability to service debt.  Neither Adjusted EBITDA or free cash flow should be considered as a measure of financial performance under GAAP, and the items excluded from Adjusted EBITDA and free cash flow should not be considered in isolation or as alternatives to income from operations, cash flows generated by operating, investing or financing activities or other financial statement data as indicators of financial performance or liquidity.  As Adjusted EBITDA and free cash flow are not measurements determined in accordance with GAAP and are therefore susceptible to varying methods of calculation.  These metrics, as presented, may not be comparable to other similarly titled measures of other companies.

We present Adjusted EBITDA because we believe it assists investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance.  In addition, we use Adjusted EBITDA in developing our internal budgets, forecasts and strategic plan; to evaluate potential acquisitions; and to measure our compliance with certain covenants under our credit facilities, including our New Credit Facilities.

Adjusted EBITDA has limitations as an analytical tool.  Some of these limitations are:

●	Adjusted EBITDA does not reflect our cash purchases, or future requirements for capital expenditures or contractual commitments;

●	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;

●	Adjusted EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our indebtedness;

●
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements;

●
non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period;

●	Adjusted EBITDA does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; and

●	other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

We present free cash flow because we believe it assists investors by relating our operating cash flow to the capital that is spent to continue and improve business operations, such as investment in our existing businesses. Further, free cash flow facilitates our ability to strengthen our balance sheet, to repay our debt obligations and to make acquisitions.  Free cash flow has limitations as an analytical tool as well.  Some of these limitations are that it does not represent the residual cash flow available for discretionary expenditures as it does not incorporate certain cash payments including payments made on capital lease obligations or cash payments for business acquisitions

Because of these limitations, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP.  We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA and free cash flow only supplementally.  In evaluating Adjusted EBITDA and cash flow, you should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in this offering memorandum.  Our presentation of Adjusted EBITDA and free cash flow should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.  Our consolidated financial statements and the notes to those statements.

2

The press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Specifically, statements concerning our ability to continue to grow our business, anticipated contributions from recently completed acquisitions, anticipated revenue despite lower Medicare reimbursement associated with the 2010 Medicare Fee Schedule, the difficult reimbursement environment and economic climate, returning to more normalized per-day procedural volumes, anticipated capital expenditures, the quality of our medical services, our access to leading technology, market recognition of our centers, spending and our financial guidance.  Our statements that are not statements of historical fact are forward-looking statements within the meaning of the safe harbor. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties, which may cause our actual results to differ materially from the statements contained herein. Further information on potential risk factors that could affect our business and our financial results are detailed in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission. Undue reliance should not be placed on forward-looking statements, especially guidance on future financial performance, which speaks only as of the date they are made. We undertake no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. The guidance does not include the impact of any future acquisitions, stock repurchases or potential restructuring activities we may undertake during the period.

The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1  Press release issued by RadNet, Inc. on April 29, 2010.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2010	RadNet, Inc.

	By:	/s/ Jeffrey L. Linden
	Name:	Jeffrey L. Linden
	Title:	Executive Vice President and General Counsel

4

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by RadNet, Inc. on April 29, 2010 (this exhibit is furnished and not filed)

5